COLONIAL GLOBAL EQUITY FUND

                  Supplement to Prospectus dated
             February 28, 1995, Revised June 16, 1995

The caption Annual Operating Expenses has been revised in its entirety as follows:

Annual Operating Expenses (as a % of net assets)

                          Class A         Class B
Management fee
 (after expense waiver)    0.75%           0.75%
12b-1 fees                 0.25            1.00
Other expenses             0.61            0.61
                           ----            ----
Net expenses               1.61%           2.36%
                           ----            ----
                           ----            ----

Through July 31, 1995, the Adviser voluntarily agreed to waive or bear Fund expenses to the extent Fund expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would otherwise exceed 1.00%. Effective
August 1, 1995, the Adviser has voluntarily agreed to waive its fees and bear expenses only to the extent such expenses would otherwise exceed 1.40% annually of average net assets. If no such agreement had been in effect, the fees would have been the same.


GE-36/252B-0995                                September 20, 1995